Exhibit (23)(b)

Freedman, Levy, Kroll & Simonds

                                   CONSENT OF
                         FREEDMAN, LEVY, KROLL & SIMONDS

      We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus contained in Post-Effective Amendment No. 4 to Form S-1 on Form S-3 Registration Statement of Glenbrook Life and Annuity Company (File No. 033-62193).

                              /s/FREEDMAN, LEVY, KROLL & SIMONDS

Washington, D.C.
April 26, 1999